Exhibit 4.26

                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of November, 16, 2005, among Access Integrated Technologies, Inc., a Delaware corporation (the "COMPANY"), and the purchasers signatory hereto (each such purchaser is a "PURCHASER" and collectively, the "PURCHASERS").

         This Agreement is made pursuant to the Letter Agreement, dated as of August 29, 2005 among the Company and the Purchasers (the "LETTER AGREEMENT").

         The Company and the Purchasers hereby agree as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Letter Agreement shall have the meanings given to such terms in the Letter Agreement. As used in this Agreement, the following terms shall have the following meanings:


                  "ADVICE" shall have the meaning set forth in Section 6(d).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York or New Jersey are authorized by law or other government action to close.

                  "EFFECTIVENESS DATE" means, (a) with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the date hereof (120th calendar day in the event that the SEC reviews and provides written comments to the Registration Statement), and (b) with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; PROVIDED, HOWEVER, in the event the Company is notified by the SEC that one of the above Registration
         Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such fifth (5th) Trading Day precedes the applicable date required above. Notwithstanding the foregoing, if any day otherwise designated as an "Effectiveness Date" pursuant to this definition falls on a day other than a Trading Day, the Effectiveness Date shall be deemed to be the next Trading Day.

                  "EFFECTIVENESS  PERIOD"  shall have the  meaning  set forth in
Section 2(a).

                  "EVENT" shall have the meaning set forth in Section 2(b).

                  "EVENT DATE" shall have the meaning set forth in Section 2(b).

                  "FILING DATE" means, as the context requires, any of (a) the Initial Filing Date, and (b) with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder. Notwithstanding the foregoing, if any day otherwise designated as a "Filing Date" pursuant to this definition falls on a day other than a Trading Day, the Filing Date shall be deemed to be the next Trading Day.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "INDEMNIFIED  PARTY"  shall  have  the  meaning  set  forth in
         Section 5(c).

                  "INDEMNIFYING  PARTY"  shall  have the  meaning  set  forth in
         Section 5(c).

                  "INITIAL FILING DATE" means the 15th calendar day following the date hereof. Notwithstanding the foregoing, if the day otherwise designated as the "Initial Filing Date" pursuant to this definition falls on a day other than a Trading Day, the Initial Filing Date shall be deemed to be the next Trading Day.

                  "LOSSES" shall have the meaning set forth in Section 5(a).

                   "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PLAN OF  DISTRIBUTION"  shall have the  meaning  set forth in
         Section 2(a).

                  "PRIME RATE" means the rate of interest publicly announced by The Bank of New York, New York as its prime rate, on the Business Day immediately preceding a date on which interest shall begin to accrue under Section 2(b).

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means (i) (A) all of the New Shares and (B) all of the Warrant Shares, and (ii) any securities issued or
         issuable  upon  any  stock  split,   dividend  or  other  distribution,


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


         recapitalization or similar event with respect to the foregoing; PROVIDED, HOWEVER, that Registrable Securities shall not include those securities that (a) have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to a registration statement or (b) have been transferred pursuant to Rule 144 promulgated under the Securities Act or any successor rule.

                  "REGISTRATION STATEMENT" means any registration statement required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                   "RULE 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

                  "RULE 424" means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

                  "SELLING SHAREHOLDER QUESTIONNAIRE" shall have the meaning set forth in Section 3(a).

                   "TRADING DAY" means a day on which the Common Stock is traded on a Trading Market.

                  "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

2. SHELF REGISTRATION.

     (a) On or prior to the Initial Filing Date, the Company shall prepare and file with the SEC a shelf Registration Statement covering the resale of 125% of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Each such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders holding a majority of the Registrable Securities to be registered under the applicable Registration Statement) a "Plan of Distribution" section substantially in the form attached hereto as ANNEX A, with such changes as are reasonably required to respond to the then-applicable plan of distribution and to comply with then-applicable securities laws. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective


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


under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date on which all of the Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) or any rule of similar effect as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "EFFECTIVENESS PERIOD"). The Company shall immediately notify the Holders (which may be via facsimile) of the effectiveness of the Registration Statement within the next Trading Day following the day that the Company receives notification of the effectiveness from the SEC. Failure to so notify the Holders within one (1) Trading Day of such notification shall be deemed an "Event" under Section 2(b).


     (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or
(ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its
Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within ten (10) Trading Days after the receipt of written comments by or notice from the SEC that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC by its Effectiveness Date, or (v) after the Effectiveness Date and during the Effectiveness Period, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective and the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for fifteen (15) consecutive Trading Days but no more than an aggregate of twenty-five (25) Trading Days during any 12-month period (which need not be consecutive Trading
Days) (any such failure or breach being referred to as an "EVENT", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) Trading Day period is exceeded, or for purposes of clause (iii) the date which such ten (10) Trading Day period is exceeded, or for purposes of clause (v) the date on which such fifteen (15) or twenty-five (25) Trading Day period, as applicable, is exceeded being referred to as "EVENT DATE"), then, as long as such Holder shall have complied with its obligations hereunder, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date beginning with the first monthly anniversary of the applicable Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured (each a "LIQUIDATED DAMAGES PAYMENT DATE"), the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, with respect to each Liquidated Damages Payment Date, equal to (x) 1% of the aggregate value, of any Registrable Securities then held by such Holder (based on the closing price per share of the Common Stock on the third (3rd) Trading Day preceding the applicable Liquidated Damages Payment Date on the Trading Market on which the Common Stock is then listed or quoted) multiplied by (y) a fraction, the


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


numerator of which shall be the number of total calendar days which have passed since the immediately preceding Liquidated Damages Payment Date and the denominator of which shall be thirty (30) calendar days. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven
(7) calendar days after the date payable, the Company will pay interest thereon at a rate per annum equal to the Prime Rate plus ten percent (10%) (or such lower maximum amount of interest permitted to be charged under applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.


3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:


     (a) Not less than five (5) Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies (which may be delivered via e-mail or facsimile) of the "Selling Stockholders" and "Plan of Distribution" sections of the Registration Statement proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to any relevant Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders holding a majority of the Registrable Securities proposed to be registered under such Registration Statement shall reasonably object in good faith; PROVIDED, that the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies (which may be delivered via email or facsimile) of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as ANNEX B (a "SELLING SHAREHOLDER QUESTIONNAIRE") not less than two (2) Trading Days prior to the Filing Date or by the end of the third Trading Day following the date on which such Holder receives draft materials in accordance with this Section.


     (b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional
Registration Statements as may be necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies (which may be delivered


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


via email or facsimile) of all material written correspondence from and to the SEC relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with (subject to the terms of this Agreement) the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.


     (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 125% of the number of such Registrable Securities.


     (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five (5) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies (which may be delivered via e-mail or facsimile) thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company (which determination shall be conclusive if made by the Company in good faith), makes it not in the best interest of the Company to allow continued availability of the Registration


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Statement or Prospectus;  PROVIDED,  that any and all of such information  shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; PROVIDED, FURTHER, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.


     (e) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.


     (f) Furnish to each Holder (upon the request of such Holder, without charge, which may be delivered via email or facsimile), at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.


     (g) Promptly deliver to each Holder (upon the request of such Holder, without charge, which may be delivered via email or facsimile), as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).


     (h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, make an Issuer Filing with the NASDR, Inc.
Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i) and respond within five (5) Trading Days to any comments received from NASDR in connection therewith, and pay the filing fee required in connection therewith.


     (i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or "blue sky" laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of


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the Registrable  Securities  covered by each Registration  Statement;  PROVIDED, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.


     (j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Letter Agreement, and/or the new warrants, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.


     (k) Upon the occurrence of any event contemplated by Section 3(d)(ii)-(vi), as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses
(ii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to
Section 2(b), for a period not to exceed sixty (60) days (which need not be consecutive days) in any 12 month period.


     (l) Comply with all applicable rules and regulations of the SEC until the end of the Effectiveness Period.


     (m) The Company may require each selling Holder, and each Holder hereby agrees, to furnish to the Company a certified statement as to the number of Registrable Securities beneficially owned by such Holder and, if required by the SEC, the Person who has voting and dispositive control over such Registrable Securities. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company and such Holder


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shall be responsible  for any  additional  reasonable  expenses  incurred by the
Company by reason of said failure or delay.


4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or "blue sky" laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with "blue sky" qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing certificates for
Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Letter Agreement, this Agreement and the New Warrants, any legal fees or other costs of the Holders.


5. INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.


     (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless each other Holder, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.


     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party reasonably believes that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

     (d) CONTRIBUTION. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and

Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. MISCELLANEOUS.

     (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) NO PIGGYBACK ON REGISTRATIONS. Except as set forth on Schedule 3.1(v) to the Old Securities Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities.

     (c) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     (d) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(ii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

     (e) PIGGY-BACK REGISTRATIONS. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights; PROVIDED, THAT, the Company shall not be required to register any Registrable Securities pursuant to this
Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective registration statement.

     (f) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders holding 60% of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Holders but that does not directly or indirectly affect the rights of other Holders may be given by the Holder(s) of all of the Registrable Securities to which such waiver or consent relates; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (g) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Letter Agreement.

     (h) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the

Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Letter Agreement.

     (i) NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, during the period beginning on the date of this Agreement and ending at the end of the Effectiveness Period, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or that otherwise conflicts with the provisions hereof. Except as set forth on Schedule 3.1(v) to the Old Securities Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

     (j) EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (k) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the governing law provisions set forth in the Letter Agreement.

     (l) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     (m) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (n) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (o) INDEPENDENT NATURE OF HOLDERS' OBLIGATIONS AND RIGHTS. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any Proceeding for such purpose.


                              ********************

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                 ACCESS INTEGRATED TECHNOLOGIES, INC.


                                 By:  /s/ A. Dale Mayo
                                    --------------------------------------------
                                    Name:  A. Dale Mayo
                                    Title: President and Chief Executive Officer










                       [SIGNATURE PAGES OF HOLDERS FOLLOW]

                           [SIGNATURE PAGE OF HOLDERS]

Name of Holder: Alexandra Global Master Fund Ltd.
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Vishal Brutani
Name of Authorized Signatory: Vishal Brutani
Title of Authorized Signatory: Portfolio Manager
Facsimile Number: __________________________
Email Address: __________________________



                           [SIGNATURE PAGES CONTINUE]

                           [SIGNATURE PAGE OF HOLDERS]

Name of Holder: AG Offshore Convertibles, Ltd.
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Fred Berger
Name of Authorized Signatory: Fred Berger
Title of Authorized Signatory: Authorized Signatory
Facsimile Number: __________________________
Email Address: __________________________



                           [SIGNATURE PAGES CONTINUE]

                           [SIGNATURE PAGE OF HOLDERS]

Name of Holder: Catalyst Associates, L.P.
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Michael R. Bruce
Name of Authorized Signatory: Michael R. Bruce
Title of Authorized Signatory: Managing Members of the General Partner
                               Cat Partners LLC
Facsimile Number: __________________________
Email Address: __________________________



                           [SIGNATURE PAGES CONTINUE]

                           [SIGNATURE PAGE OF HOLDERS]

Name of Holder: Basso Multi-Strategy Holdings Fund Ltd.
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Howard I. Fischer Name of Authorized Signatory: Howard I. Fischer
Title of Authorized Signatory: Authorized Signatory
Facsimile Number: __________________________
Email Address: __________________________



                           [SIGNATURE PAGES CONTINUE]

                           [SIGNATURE PAGE OF HOLDERS]

Name of Holder: Basso Private Opportunity Holding Fund Ltd.
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Howard I. Fischer Name of Authorized Signatory: Howard I. Fischer
Title of Authorized Signatory: Authorized Signatory
Facsimile Number: __________________________
Email Address: __________________________



                           [SIGNATURE PAGES CONTINUE]

                           [SIGNATURE PAGE OF HOLDERS]

Name of Holder: Pequot Scout Fund, L.P.
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Daniel Fishbane
Name of Authorized Signatory: Daniel Fishbane
Title of Authorized Signatory: CFO
Facsimile Number: __________________________
Email Address: __________________________



                           [SIGNATURE PAGES CONTINUE]

                           [SIGNATURE PAGE OF HOLDERS]

Name of Holder: Pequot Mariner Master Fund, L.P.
SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: /s/ Daniel Fishbane
Name of Authorized Signatory: Daniel Fishbane
Title of Authorized Signatory: CFO
Facsimile Number: __________________________
Email Address: __________________________



                           [SIGNATURE PAGES CONTINUE]

                                                                         ANNEX A
                              PLAN OF DISTRIBUTION

     Each Selling Stockholder (collectively, the "SELLING STOCKHOLDERS") of the Class A Common Stock ("COMMON STOCK") of Access Integrated Technologies, Inc., a Delaware corporation (the "COMPANY") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of its or their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o  privately negotiated transactions;

         o settlement of short sales entered into after the date of this prospectus;

         o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o  a combination of any such methods of sale;

         o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

         o  any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

     In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

     The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised the Company that it has not entered into any written or oral agreement, understanding or arrangement with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

     The Company has agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations pursuant to Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) the date on which all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

     Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                                                         ANNEX B
                      ACCESS INTEGRATED TECHNOLOGIES, INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

     The undersigned beneficial owner of Class A common stock, par value $0.001 per share (the "COMMON STOCK"), of Access Integrated Technologies, Inc., a Delaware corporation (the "COMPANY"), (the "REGISTRABLE SECURITIES") understands that the Company has filed or intends to file with the SEC a registration statement on Form S-3, or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Registration Rights Agreement (the "REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November 16, 2005 (the "REGISTRATION RIGHTS AGREEMENT"), among the Company and the purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

     The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       NAME.

         (a)      Full Legal Name of Selling Securityholder


                  --------------------------------------------------------------


         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:


                  --------------------------------------------------------------


         (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


                  --------------------------------------------------------------



2.  ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Telephone:----------------------------------------------------------------------
Fax:----------------------------------------------------------------------------
Contact Person:-----------------------------------------------------------------

3.  BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         (a)      Type   and   Principal   Amount  of   Registrable   Securities
                  beneficially  owned:

                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

4.  BROKER-DEALER STATUS:

         (a)      Are you a broker-dealer?

                                        Yes |_|      No  |_|

         Note: If yes, the SEC's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (b)      Are you an affiliate of a broker-dealer?

                                        Yes |_|      No  |_|

         (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                        Yes |_|      No  |_|

         Note: If no, the SEC's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL  OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING
                  SECURITYHOLDER.

         EXCEPT AS SET FORTH BELOW IN THIS ITEM 5, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM 3.

         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:


                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

6.  RELATIONSHIPS WITH THE COMPANY:

         EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (OWNERS OF 5% OF MORE OF THE EQUITY SECURITIES OF THE UNDERSIGNED) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

         State any exceptions here:


         -----------------------------------------------------------------------
         -----------------------------------------------------------------------



         The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

         IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated: -------------------------     Beneficial Owner:--------------------------

                                     By:----------------------------------------
                                        Name:
                                        Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                   Kelley Drye & Warren LLP
                   101 Park Avenue
                   New York, New York 10178
                   Attention: Cheryl M. Gandy, Esq.
                   Facsimile: (212) 808-7897






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